CONVERTIBLE NOTE	6 Months Ended
Sep. 30, 2018
Notes to Financial Statements
NOTE 4 - CONVERTIBLE NOTE

During the six months ended September 30, 2018, the Company issued three separate Convertible Promissory Notes (“Notes”) having a total available principal amount of $250,000 to the same holder of which the Company borrowed $164,500 as of September 30, 2018. All outstanding principal together with interest on this Note is due and payable on December 31, 2018 and accrue interest at 8% per month. The note holder, at its sole discretion and election, may convert any part or all of the then outstanding principal and/or interest on these Notes into shares of common stock of the Company at a fixed price per share of $1.00. As the conversion price of $1.00 reflected a price discount below the fair market value of the Company’s common stock as of the date of the receipt of proceeds, there was deemed a beneficial conversion feature associated with these Notes. As such, the Company recorded $128,605 in additional paid-in capital and debt discount representing the intrinsic value of the beneficial conversion feature at the date of the borrowing against the Notes. The value of the beneficial conversion feature is being amortized over the term of the Notes of which $42,715 was amortized and reflected as interest expense for the six months ended September 30, 2018. As of September 30, 2018, the unamortized debt discount was $85,890. As of September 30, 2018, the balance of the $164,500 note, net of the unamortized discount of $85,890 was $78,610.